UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                November 14, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-24363                  33-0102707
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)



         16815 Von Karman Avenue, Irvine, CA                       92606
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release dated November 14, 2003, announcing financial results for the quarter ended September 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 14, 2003, Interplay Entertainment Corp. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERPLAY ENTERTAINMENT CORP.



November 17, 2003                        /S/ HERVE CAEN
                                        ----------------------------------------
                                        Herve Caen
                                        Chief Executive Officer and
                                        Interim Chief Financial Officer


                                       3